Investor update July 5, 2020 Exhibit 99.2

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Dominion Energy. The statements relate to, among other things, expectations, estimates and projections concerning the business and operations of Dominion Energy. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", “outlook”, "predict", "project", “should”, “strategy”, “target”, "will“, “potential” and similar terms and phrases to identify forward-looking statements in this presentation. Such forward-looking statements, including 2020 operating earnings guidance and projected dividends for the remainder of 2020 and beyond, are subject to various risks and uncertainties. As outlined in our SEC filings, factors that could cause actual results to differ include, but are not limited to: the expected timing and likelihood of completion of the proposed transaction with Berkshire Hathaway Energy; the risk that Dominion Energy or Berkshire Hathaway Energy may be unable to obtain necessary regulatory approvals for the transaction or required regulatory approvals may delay the transaction; the risk that conditions to the closing of the transaction may not be satisfied; the repurchase of less than $3 billion of Dominion Energy common stock through a share repurchase program; unusual weather conditions and their effect on energy sales to customers and energy commodity prices; extreme weather events and other natural disasters; extraordinary external events, such as the current pandemic health event resulting from COVID-19; federal, state and local legislative and regulatory developments; changes to federal, state and local environmental laws and regulations, including proposed carbon regulations; cost of environmental compliance; changes in enforcement practices of regulators relating to environmental standards and litigation exposure for remedial activities; capital market conditions, including the availability of credit and the ability to obtain financing on reasonable terms; fluctuations in interest rates; changes in rating agency requirements or credit ratings and their effect on availability and cost of capital; impacts of acquisitions, divestitures, transfers of assets by Dominion Energy to joint ventures, and retirements of assets based on asset portfolio reviews; receipt of approvals for, and timing of, closing dates for acquisitions and divestitures; changes in demand for Dominion Energy’s services; additional competition in Dominion Energy’s industries; changes to regulated rates collected by Dominion Energy; changes in operating, maintenance and construction costs; timing and receipt of regulatory approvals necessary for planned construction or expansion projects and compliance with conditions associated with such regulatory approvals; adverse outcomes in litigation matters or regulatory proceedings; and the inability to complete planned construction projects within time frames initially anticipated. Other risk factors are detailed from time to time in Dominion Energy’s quarterly reports on Form 10-Q and most recent annual report on Form 10-K filed with the Securities and Exchange Commission. The information in this presentation was prepared as of July 5, 2020. Dominion Energy undertakes no obligation to update any forward-looking information statement to reflect developments after the statement is made. Projections or forecasts shown in this document are based on the assumptions listed in this document and are subject to change at any time. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the requirements of the Securities Act of 1933, as amended. This presentation has been prepared primarily for security analysts and investors in the hope that it will serve as a convenient and useful reference document. The format of this document may change in the future as we continue to try to meet the needs of security analysts and investors. This document is not intended for use in connection with any sale, offer to sell, or solicitation of any offer to buy securities. This presentation includes certain financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (GAAP). In providing its full-year operating earnings per share guidance (non-GAAP), the company notes that there could be differences between such non-GAAP financial measure and the GAAP equivalent of reported net income per share. Reconciliation of such non-GAAP measure to net income per share is not provided, because the company cannot, without unreasonable effort, estimate or predict with certainty various components of net income. These components, net of tax, include but are not limited to, acquisitions, divestitures, impairment charges, changes in accounting principles, extreme weather events and other natural disasters. Please continue to regularly check Dominion Energy’s website at www.dominionenergy.com/investors. Dominion Energy Important note for investors

Dominion Energy

Transaction overview

- **Agreement to divest substantially all Gas Transmission & Storage segment assets**
- **Buyer: Berkshire Hathaway Energy**
- **~$9.7 billion transaction value**
  - Includes the conveyance of ~$5.7 billion of debt[1]
  - Cash consideration of ~$4 billion
    - Expect to repurchase ~$3 billion of common stock (late 2020)[2]
- **Anticipated closing Q4 2020**
  - Subject to Department of Energy approval and clearance under Hart-Scott-Rodino

[1] Inclusive of DEGH, Questar Pipeline, and unconsolidated Iroquois Gas Transmission debt

[2] Approximately $1 billion of cash proceeds will be used for transaction taxes and adjustments as well as an approximately $250M voluntary contribution to Dominion Energy pension plans

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements

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Assets being divested (wholly-owned unless noted): Dominion Energy Transmission (DETI)—Serves Mid-Atlantic region Questar Pipelines—Serves Rocky Mountain region Carolina Gas Transmission—Serves South Carolina and Georgia Iroquois Gas Transmission (50% interest)—Serves New York region Cove Point (25% interest)—Serves global export and import customers Legacy gathering and processing assets and farmout acreage Dominion Energy retained assets include: 50% non-operating and unlevered interest in Cove Point¹ Investments in Renewable Natural Gas (RNG)² Dominion Energy Transaction overview ¹ To be accounted as equity earnings in the Contracted Assets (previously Contracted Generation) segment ² To be accounted in the Gas Distribution segment

Strategic review led to agreement with respected operator Valuation, employee commitments, and operating credentials Dominion Energy strategic and financial repositioning considerations Value of our industry-leading ESG-focused strategy Provides pure-play profile to investors by narrowing focus to state-regulated utility operations Significantly increases long-term earnings growth rate Rebases dividend to reflect revised model – peer aligned payout, increased growth rate Improves credit profile and balance sheet to support robust “green” capital investment program Dominion Energy Opportunity for significant long-term value creation for shareholders

Premier state-regulated utility operations Industry-leading clean energy profile Increased long-term earnings and dividend growth Improved credit profile and balance sheet Narrowed focus enhances consistency and transparency Dominion Energy Strategic repositioning towards ‘pure-play’ state-regulated utility; highlighted clean-energy profile

State-regulated utility contribution (2016) (2019) Divestiture of gas transmission & storage assets (2020) Divestiture of Blue Racer & merchant generation (2018) State-regulated utility operations: ~85%—90% of pro forma operating earnings State-regulated utility operations: ~70% State-regulated utility operations: ~65% Dominion Energy Increasing contribution from premier state-regulated utility franchises

Dominion Energy

Approaching 100% state-regulated earnings profile

	State-regulated utility operations			Regulated-like
	Dominion Energy Virginia	Gas Distribution	Dominion Energy South Carolina	Contracted Assets *(formerly Contracted Generation)*
States of operation	VA, NC	ID, WY, UT, OH, WV, NC	SC	CA, UT, CT, Southeastern & Mid-Atlantic U.S.
Pro forma operating earnings contribution	~55%—60%	~15%	~15%	~10%—15%
Description	Electric distribution, transmission & generation	Gas distribution & Renewable natural gas (RNG)	Electric distribution, transmission, generation & gas distribution	Cove Point (50%) and long-term contracted zero-carbon generation

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements

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Dominion Energy
Industry-leading clean energy profile

NET ZERO

carbon and methane emissions by 2050

Enterprise-wide generation (MWh)


~35%
zero-carbon
2005A
~70%
zero-carbon
2035E
Zero-carbon (wind, solar, battery, nuclear)
Low-carbon (natural gas)
Other

CO_2e emissions of gas businesses


Immediate 50% reduction
Current
Pro forma

Est. growth capital investment (2020 to 2035)

Zero-carbon generation/storage[1]	Up to ~$47B
Gas line replacement	Up to ~$6B
RNG	Up to ~$2B
Net zero supportive growth capital	**Up to ~$55B**

[1] Includes wind, solar, battery, and nuclear re-licensing

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements
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Dominion Energy

2020 operating earnings per share guidance[1]

Dominion Energy

	Original 2020E guidance[2]	Changes	Updated 2020 guidance[2]
DEV / DESC / Gas Distribution / Corp & Other	$2.89—$3.11 *(Slide 7 of Q4 2019 earnings materials)*	—	$2.89—$3.11
Contracted Assets ***(previously Contracted Generation)***	$0.24—$0.28	(+) 50% retained interest in Cove Point	$0.48—$0.52
Gas Transmission & Storage	$1.12—$1.21 *(inclusive of ACP)*	(-) Divestiture / resegmenting & elimination of segment (incl. ACP)	—[3]
Annual guidance	$4.25—$4.60 Midpoint: $4.43	*De minimus impact of planned share repurchase (late 2020)*	**$3.37—$3.63** **Midpoint: ~$3.50**

[1] Non-GAAP financial measure. See slide 2 for GAAP reconciliation information
[2] Assumes full-year normal-weather
[3] Will be treated as discontinued operations for full-year 2020

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements 10

Dominion Energy

Operating earnings per share guidance[1]



~10%—11% growth
~$3.50²
~$3.85—$3.90²
Includes estimated full-year impact of planned share repurchases
✓ Utility-focused, predictable and programmatic investment profile
✓ ESG, customer growth and reliability-driven rate base growth
✓ O&M discipline
~6.5% annual EPS growth
2020E (pro forma)
2021E
2022E+

[1] Non-GAAP financial measure. See slide 2 for GAAP reconciliation information

[2] Midpoint, assumes normal weather

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements

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Dominion Energy

Dividend per share guidance

All dividend declarations subject to Board approval



Rebasing reflects asset sale + normalized payout
~$3.45
Q1 (Mar): $0.94
Q2 (Jun): $0.94
Est. Q3 (Sep): $0.94
Est. Q4 (Dec): $0.63[1]
~$2.50
Target dividend payout ratio: 65%
~6% annual DPS growth
✓ Rebased dividend reflects revised operating and financial model
✓ Best-in-class peer-aligned payout ratio
✓ Prior 80%+ payout ratio an outlier
✓ Accelerated dividend growth
2020E (pro forma)
2021E
2022E+

[1] Assumes Q4 transaction close

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements

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Dominion Energy

Relative investment proposition

	Pure-play	ESG	Earnings growth guidance	Dividend payout ratio guidance	Business risk profile
Dominion Energy	✓	✓+	~6.5%	~65%	Excellent
			Peer guidance averages		
Best-in-class peers	✓	✓	6.4%	63%	Excellent

Focus on achieving track-record of consistent and credible execution against financial targets

Note: Peer data reflects AEE, CMS, ES, WEC, XEL

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements

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Dominion Energy

Improved credit profile and balance sheet

Allocation of transaction value



Debt reduction
~60%
~$9.7B
Other
10%[1]
Equity buyback
~30%

No change to existing guidance

Target ratings	✓ Parent (DEI): High-BBB ✓ OpCos: Single-A

State-regulated utility contribution



85%—90%
GT&S sale
70%
65%
SCANA
Asset sales + de-risking
2018
2019
Outlook

History: Improving metrics and lowered thresholds



Moody's
S&P
16%
15%
14%
13%
12%
11%
10%
Moody's/S&P threshold (pre-SCANA): 15%
Moody's threshold (pre-GT&S sale): 14%
S&P threshold (pre-GT&S sale): 13%
2016A
2017A
2018A
2019A

[1] Includes transaction taxes, adjustments and Dominion Energy pension contribution

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements

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Dominion Energy Dominion Energy Gas Holdings (DEGH) — debt financing entity DEGH will be transferred as-is to BHE with the exception of a 50% interest in Cove Point which be retained debt-free by Dominion Energy BHE is an “A” rated company and is committed to deleveraging DEGH post-closing These actions will support existing DEGH credit ratings BHE will forgo refinancing of $1.2 billion in maturities over next 12 months (post-closing)¹ BHE will also consider additional credit supportive measures including additional deleveraging post-2021 if needed DEGH structure DEGH status quo Dominion Energy Transmission (DETI) Cove Point (75% & unlevered) Questar Pipeline Carolina Gas Transmission Iroquois (50%) DEGH total debt ($B) (+/-) adjustments (-) Cove Point (50% & unlevered) DEGH pro forma Dominion Energy Transmission (DETI) Cove Point (25% & unlevered) Questar Pipeline Carolina Gas Transmission Iroquois (50%) 22% decrease ¹ $700M DEGH Senior Notes due November 2020 and $500M DEGH Senior Notes due June 2021

Dominion Energy Atlantic Coast Pipeline Dominion Energy and Duke Energy announced the cancelation of the Atlantic Coast Pipeline due to ongoing delays and increasing cost uncertainty which threaten the economic viability of the project Deeply appreciate the tireless efforts and important contributions made by all who were involved in this essential project Despite last month’s overwhelming 7-2 victory at the United States Supreme Court, which vindicated the project and decisions made by permitting agencies, recent developments have created an unacceptable layer of uncertainty and anticipated delays for ACP Specifically, the decision of the United States District Court for the District of Montana overturning the Nationwide 12 program, a long-standing federal permit authority for waterbody and wetland crossings, followed by a Ninth Circuit ruling on May 28 indicating an appeal is not likely to be successful, are new and serious challenges The potential for a Supreme Court stay of the district court’s injunction would not ultimately change the judicial venue for appeal nor decrease the uncertainty associated with an eventual ruling The Montana District Court decision is also likely to prompt similar challenges in other Circuits related to permits issued under the nationwide program including for ACP This new information and litigation risk, among other continuing execution risks, make the project too uncertain to justify investing more shareholder capital No expected material change to Dominion Energy credit metrics

Premier state-regulated utility operations Industry-leading clean energy profile Increased long-term earnings and dividend growth Improved credit profile and balance sheet Narrowed focus enhances consistency and transparency Dominion Energy Strategic repositioning towards ‘pure-play’ state-regulated utility; highlighted clean-energy profile

Appendix

Appendix Virginia leading the way on clean energy transition OFFSHORE WIND 5.2GW by 2035 Up to 100% utility owned Rider eligible Public interest SOLAR OR ONSHORE WIND 16.1GW by 2036 65% utility owned Rider eligible Public interest ENERGY STORAGE 2.7GW by 2035 65% utility owned Rider eligible Public interest Most comprehensive renewable energy mandate in the nation Will create thousands of jobs, putting Virginia to work Regional, state, and local economic growth Significant environmental benefits Promotes energy efficiency Expands net metering including allocation for low-income customers Directs Virginia to join RGGI Supports net zero goals

Appendix Payout ratio benchmarking: 2020E Average excl. D: 64% Note: All dividend declarations are subject to Board approval Source: Company information, Factset and SNL

Appendix

2020 long-term debt issuance plan ($M)

	Original guidance: Gross issuance range[1]	Year-to-date issuance	Remaining issuance for year
Dominion Energy Virginia	$800—$1,000	$ —	$800—$1,000
Gas Transmission & Storage	$400—$700	$ —	**Transferring to BHE**
Gas Distribution	$1,800—$2,000	$2,000	$ —
Dominion Energy South Carolina	$ —	$ —	$ —
Contracted Generation	$ —	$ —	$ —
DEI	$2,300—$2,600	$2,250	$50—$350[2]
Total issuances	**$5,300—$6,300**	**$4,250**	**$850—$1,350**

Note: Excludes opportunistic financings

[1] See page 11 of 4Q19 Earnings Call Presentation

[2] May opt for utilizing short-term debt to fulfill need until next year

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements

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